UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]           Preliminary Proxy Statement
[ ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]           Definitive Proxy Statement
[X]           Definitive Additional Materials
[ ]           Soliciting Material under §240.14a-12

Montgomery Street Income Securities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[  ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)      Title of each class of securities to which transaction applies:

2)      Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)      Proposed maximum aggregate value of transaction:

5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)      Amount Previously Paid:

2)      Form, Schedule or Registration Statement No.:

3)      Filing Party:

4)      Date Filed:

Montgomery Street Income Securities, Inc.
IMPORTANT NOTICE FOR
            STOCKHOLDERS
MEETING SCHEDULED FOR
                                   July 8, 2010

PLEASE VOTE TODAY!

Dear Stockholder:

Recently we distributed proxy material
regarding the Annual Meeting of Stockholders
of Montgomery Street Income Securities, Inc.
(the “Fund”).

Our records indicate that we have not received
voting instructions for your account(s).  We
urge you to act promptly in order to allow us to
obtain sufficient votes and avoid the cost of
additional solicitation.

In order for your vote to be represented, we
must receive your instructions prior to the
Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER
HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE VOTE TODAY.

For your convenience, please utilize any of
the following methods to submit your vote:

1.           By Phone
Please call Computershare Fund Services
toll-free at 1-877-632-0901.
Representatives are available to take your
vote Monday through Friday between the
hours of 9:00 a.m. and 11:00 p.m., and
Saturday from 12:00 p.m. to 6:00 p.m.
Eastern Time.

2.           By Internet
Visit www.proxy-direct.com and follow the
simple on-screen instructions.

3.           By Touchtone Phone
Call toll free 1-866-241-6192 and follow the
simple recorded instructions.

4.           By Mail
Simply return your executed proxy card in
the envelope provided.

If you have any questions, or need
assistance in voting your shares, please do
not hesitate to call us at 1-877-632-0901.

Montgomery Street Income Securities, Inc.
IMPORTANT NOTICE FOR
            STOCKHOLDERS
MEETING SCHEDULED FOR
                                   July 8, 2010

PLEASE VOTE TODAY!

Dear Stockholder:

Recently we distributed proxy material
regarding the Annual Meeting of Stockholders
of Montgomery Street Income Securities, Inc.
(the “Fund”).

Our records indicate that we have not received
voting instructions for your account(s).  We
urge you to act promptly in order to allow us to
obtain sufficient votes and avoid the cost of
additional solicitation.

In order for your vote to be represented, we
must receive your instructions prior to the
Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER
HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE VOTE TODAY.

For your convenience, please utilize any of
the following methods to submit your vote:

1.           By Phone
Please call Computershare Fund Services
toll-free at 1-877-632-0901.
Representatives are available to take your
vote Monday through Friday between the
hours of 9:00 a.m. and 11:00 p.m., and
Saturday from 12:00 p.m. to 6:00 p.m.
Eastern Time.

2.           By Internet
Follow the instructions on your voting
instruction form.

3.           By Touchtone Phone
Follow the instructions on your voting
instruction form.

4.           By Mail
Simply return your executed voting
instruction form in the envelope provided.

If you have any questions, or need
assistance in voting your shares, please do
not hesitate to call us at 1-877-632-0901.

Montgomery Street Income Securities, Inc.
IMPORTANT NOTICE FOR
            STOCKHOLDERS
MEETING SCHEDULED FOR
                                   July 8, 2010

      PLEASE VOTE TODAY!

Dear Stockholder:

Recently we distributed proxy material
regarding the Annual Meeting of Stockholders
of Montgomery Street Income Securities, Inc.
(the “Fund”).

Our records indicate that we have not received
voting instructions for your account(s).  We
urge you to act promptly in order to allow us to
obtain sufficient votes and avoid the cost of
additional solicitation.

In order for your vote to be represented, we
must receive your instructions prior to the
Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER
HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE VOTE TODAY.

For your convenience, please utilize any of
the following methods to submit your vote:

1.           By Internet
Follow the instructions on your voting
instruction form.

2.           By Touchtone Phone
Follow the instructions on your voting
instruction form.

3.           By Mail
 Simply return your executed voting
instruction form in the envelope provided